UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 28, 2022

Esquire Financial Holdings, Inc.

(Exact name of the registrant as specified in its charter)

-
Maryland	001-38131	27-5107901
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

100 Jericho Quadrangle, Suite 100
Jericho, New York	11753
(Address of principal executive offices)	(Zip Code)

(516) 535-2002

(Registrant’s telephone number)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	ESQ	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Election of Directors.

On August 1, 2022, Esquire Financial Holdings, Inc. (the “Company”), a Maryland corporation and its wholly-owned subsidiary, Esquire Bank, National Association (the “Bank”), announced that Joseph Melohn has been appointed to the Board of Directors of the Company and the Bank, effective July 28, 2022.

Mr. Melohn is a private investor and entrepreneur. Since 2006, Mr. Melohn has served as the President of The Expansion Group Inc., and Expansion VC a venture capital firm focused on early and growth stage companies. His responsibilities include managing and supervising a real estate portfolio and all family office investments. Mr. Melohn has invested in technology, energy, and consumer marketplace companies, as well as having worked with many funds in the asset-based lending sector.

As of the date of this filing, Mr. Melohn’s committee appointments have not yet been finalized.

There are no arrangements or understandings between Mr. Melohn and any other persons pursuant to which he was selected as a director. There are no family relationships between Mr. Melohn and any director, executive officer or any person nominated or chosen by the Company to become a director or executive officer. No information is required to be disclosed with respect to Mr. Melohn pursuant to Item 404(a) of Regulation S-K.

A copy of the press release dated August 1, 2022, announcing the appointment of Mr. Melohn as a director is attached as Exhibit 99.1.

Item 9.01Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release issued by the Company on August 1, 2022 announcing the appointment of Mr. Melohn as a director.
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ESQUIRE FINANCIAL HOLDINGS, INC.

Dated: August 1, 2022	By:/s/ Andrew C. Sagliocca
Andrew C. Sagliocca
President and Chief Executive Officer